NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INSTRUCTIONS
            OR ADVICE OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT
             IS CONTAINED IN THE MATERIALS MAILED WITH THIS BALLOT.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

In re:                                      )
                                            )
MERCURY FINANCE COMPANY,                    )        Case No. 98 B 20763
a Delaware corporation,                     )        Honorable Erwin I. Katz
                                            )        Chapter 11
                           Debtor.          )


                  MASTER BALLOT FOR ACCEPTING OR REJECTING THE
          SECOND AMENDED PLAN OF REORGANIZATION DATED DECEMBER 29, 1998
                           OF MERCURY FINANCE COMPANY

                 CLASS 4 - HOLDERS OF SENIOR DEBT CLAIMS AGAINST
                      MERCURY FINANCE COMPANY ("MERCURY")

This Master Ballot may not be used FOR any purpose other than FOR casting votes to accept or reject Mercury's Second Amended Plan of Reorganization dated December 29, 1998 (the "Plan") under chapter 11, title 11 of the United States Code (the "Bankruptcy Code"). All capitalized terms used in the Master Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Plan.

This Master Ballot is being sent to brokers, proxy intermediaries, and other nominees of Beneficial Holders (as defined herein) and is to be used by brokers, proxy intermediaries or other nominees FOR casting votes to accept or reject the Plan on behalf of and in accordance with the Ballot/Voting Instructions cast by the Beneficial Holders holding Class 4 Claims through such brokers, proxy intermediaries, or other nominees. MASTER BALLOTS MUST BE RECEIVED BY LOGAN & COMPANY, INC. (THE "BALLOTING AGENT") ON OR BEFORE 5:00 P.M. EST ON FEBRUARY 12, 1999.

             PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                 CAREFULLY BEFORE COMPLETING THE MASTER BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                    YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

ITEM 1.  AMOUNT OF CLASS 4 CLAIMS.

         On December 28, 1998, the Record Date, the undersigned was the record holder of $__________________________ senior notes issued by Mercury, the record holder of $______________________________ commercial paper issued by Mercury and the record holder of $____________________________ short-term notes issued by Mercury ( the "Class 4 Claims"), FOR which voting instructions have been received from beneficial holders (the "Beneficial Holders") as listed in Item 3 below.


ITEM 2.  CLASS 4 VOTE
         As instructed by the Beneficial Holders of the aggregate number of Class 4 Claims as set forth in Item 1 above, the undersigned transmits the following votes of such Beneficial Holders in respect of their Class 4 Claims.

         To Accept (Vote FOR) the Plan.



         Aggregate Amount of Class 4 Claims      Aggregate number of holders


         To Reject (Vote AGAINST) the Plan.



         Aggregate Amount of Class 4 Claims      Aggregate number of holders

ITEM 3.  CLASS 4 VOTE - NUMBER OF HOLDERS OF CLASS 4 CLAIMS

         The undersigned certifies that the following vote of the Beneficial Holders of Class 4 Claims, as identified by their respective customer account numbers or the respective sequence numbers set forth below, has been delivered to the undersigned by Ballots casting the following votes (indicate the aggregate current principal amount for each respective account under the appropriate column):


-----------------------------------------------------------------------------------------------------------------------------------
                                  INSERT AMOUNT

-----------------------------------------------------------------------------------------------------------------------------------
 Customer Account No. and/or         Issue                   Accept the Plan                            Reject the Plan
    Customer Name for each        Description                   (VOTE FOR)                              (VOTE AGAINST)
      Beneficial Holder            or CUSIP #                  Short-        Commercial                   Short-         Commercial
                                                  Sr. Notes    Term Notes    Paper        Sr. Notes       Term Notes       Paper
-----------------------------------------------------------------------------------------------------------------------------------
1.
-----------------------------------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------------------------------

ITEM 4.  CERTIFICATION

         By signing this Master Ballot, the undersigned certifies:

                  (a) that each Beneficial Holder of Class 4 Claim whose votes are being transmitted by this Master Ballot has been provided with a copy of the Disclosure Statement relating to the Plan, together with a copy of the Plan; and

                  (b) that the undersigned is the registered or record owner of the aggregate amount of Class 4 Claims set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation of votes herein is subject to all the terms and conditions set forth in the Disclosure Statement.


Dated:                           Name of Voter:
                                                  (Print or Type)

                                 Social Security or Tax I.D. No.

                                 Signature:

                                 By:
                                            (If Appropriate)

                                 Title:
                                            (If Appropriate)

                                 Street Address:

                                 City, State and Zip Code:

                                 Telephone No.:

                                 Participant No.:

                     THIS MASTER BALLOT MUST BE RECEIVED BY:

               BALLOT TABULATION CENTER - MERCURY FINANCE COMPANY
                            C/O LOGAN & COMPANY, INC.
                              615 WASHINGTON STREET
                               HOBOKEN N.J. 07030
                            TELEPHONE: (201) 798-1031
                            FACSIMILE: (201) 798-4157

       BY 5:00 P.M. EASTERN STANDARD TIME ON OR BEFORE FEBRUARY 12, 1999,
                        OR YOUR VOTE WILL NOT BE COUNTED

           THIS MASTER BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT,
     LOGAN & C0MPANY, INC. BY 5:00 P.M., EASTERN STANDARD TIME, ON OR BEFORE
          FEBRUARY 12, 1999 (UNLESS EXTENDED) OR THE VOTES TRANSMITTED
                           HEREBY WILL NOT BE COUNTED.

                  INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT


         Mercury is soliciting the votes of holders of Class 4 Claims with respect to the Second Amended Plan of Reorganization dated December 29, 1998 of Mercury Finance Company (the "Plan") referred to in the Disclosure Statement (a copy of which is enclosed herewith).

            The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon the Beneficial Holders if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class of Claims that vote on the Plan and by the holders of at least two-thirds in amount of the Equity Interests in each impaired Class of Equity Interests that vote on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes of Claims or Equity Interests rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. As described in Article VIII.E of the Disclosure Statement, Mercury will seek confirmation of the Plan under section 1129(b) of the Bankruptcy Code (known as the cram-down section) because of the deemed non-acceptance of the holders of Equity Interests in Class 8. Mercury also reserves the right to proceed under section 1129(b), if any impaired Class of Claims or other impaired Class of Equity Interests does not accept the Plan. To have the votes of your Beneficial Holders count, you must complete and return this Master Ballot.

         You should deliver the Beneficial Holder Ballot and other documents relating to the Plan, including the Disclosure Statement (collectively, "Solicitation Materials"), to each Beneficial Holder of Class 4 Claims and take any action required to enable each such Beneficial Holder to vote the Class 4 Claims held by such Beneficial Holder. With regard to any Beneficial Holder Ballots returned to you, to have the vote of your Beneficial Holder count, you must not later than February 12, 1999, subject to extension in the sole discretion of Mercury (the "Voting Deadline"), either (i) forward such Beneficial Holder Ballots to the Balloting Agent (as defined herein) indicating the appropriate authority to vote from such Beneficial Holder Ballot submitted or (ii) (a) retain such Beneficial Holder Ballots in your files and transfer the requested information from each such Beneficial Holder Ballot onto the attached Master Ballot or your computer generated version of the Master Ballot that contains the same information (b) execute the Master Ballot, and (c) arrange FOR delivery by courier, overnight mail or facsimile of such Master Ballot to Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030 , Facsimile (201) 798-4157 (the "Balloting Agent"). Please keep any records of the voting instructions received from Beneficial Holders, including all Beneficial Holder Ballots, until February 28, 2000 (or such other date as is set by subsequent Bankruptcy Court order).

         The Master Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan. Accordingly, Holders of Class 4 Claims should not surrender instruments or certificates representing or evidencing their Class 4 Claims, and neither Mercury nor the Balloting Agent will accept delivery of such instruments or certificates surrendered together with a Ballot. The remittance of your instruments or other evidence of your claims FOR exchange pursuant to the Plan may only be made by you, and will only be accepted if instruments or certificates representing your Class 4 Claims (in proper form FOR transfer) are delivered together with a letter of transmittal that will be furnished to you as provided under the Plan or as notified following confirmation of the Plan by the Bankruptcy Court.

         To properly complete the Master Ballot take the following steps:

                  (a) provide appropriate information FOR each of the items on the Master Ballot. Please note that Item 3 requests information for each individual beneficial holder FOR whom you hold Class 4 Claims in your name (the "Beneficial Holders"). To identify such Beneficial Holders without disclosing their names, please use the customer account number assigned by you to identify each such Beneficial Holder or, if no such customer account number exists, please use the sequential numbers provided (making sure to retain a separate list of each Beneficial Holder and his or her assigned sequential number);

                  (b) vote to accept or reject the Plan in Item 2 for the Class 4 Claims held by you as the registered holder on behalf of the Beneficial Holders.

                  (c) sign and date your Master Ballot;

                  (d) if you are completing this Master Ballot on behalf of another entity, state your title of such entity, and

                  (e) provide your name and mailing address if different from the preprinted address on the Master Ballot or if no preprinted address appears on the Master Ballot.

THE DEBTOR REQUESTS THAT YOU RETAIN IN YOUR FILES THE BALLOTS RECEIVED FROM THE BENEFICIAL HOLDERS AT LEAST UNTIL FEBRUARY 28, 2000 (OR SUCH OTHER DATE AS IS SET BY SUBSEQUENT BANKRUPTCY COURT ORDER).

        - You should deliver the Salmon colored Ballot to each Beneficial Holder of Class 4 Claims and take any action required to enable each such Beneficial Holder to vote his respective Class 4 Claims to accept or reject the Plan. With regard to any Ballots returned to you, you must either (1) forward such Ballots to the Balloting Agent or (2)(a) retain such Ballots in your files and transfer the requested information from each such Ballot onto the attached Master Ballot, (b) execute the Master Ballot and (c) arrange FOR delivery of such Master Ballot to the Balloting Agent.

        - If you are both the registered holder and beneficial holder of any of the Class 4 Claims and you wish to vote such Class 4 Claims, you may return either a Ballot or a Master Ballot.

        - THE MASTER BALLOT MUST BE DELIVERED TO THE BALLOTING AGENT BY U.S. MAIL,OVERNIGHT DELIVERY, HAND DELIVERY, OR FACSIMILE PRIOR TO THE VOTING DEADLINE, OTHERWISE SUCH MASTER BALLOT WILL NOT BE COUNTED.

         VOTING DEADLINE AND EXTENSIONS. If a Master Ballot must be completed by you, please complete, sign and return this Master Ballot so that it is received by the Balloting Agent no later than 5:00 p.m., Eastern Standard Time, on February 12, 1999. The Debtor reserves the right to extend the Voting Deadline.

                    IF YOU HAVE ANY QUESTIONS REGARDING THIS
                     MASTER BALLOT OR THE VOTING PROCEDURES,
                       PLEASE CALL THE INFORMATION AGENT:

                     CORPORATE INVESTOR COMMUNICATIONS, INC.
                                111 COMMERCE ROAD
                        CARLSTADT, NEW JERSEY 07072-2586
                                 1-888-296-3797


         NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF MERCURY OR THE BALLOTING AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH.



                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

In re:                                      )
                                            )
MERCURY FINANCE COMPANY,                    )        Case No. 98 B 20763
a Delaware corporation,                     )        Honorable Erwin I. Katz
                                            )        Chapter 11
                           Debtor.          )


                      BALLOT FOR ACCEPTING OR REJECTING THE
          SECOND AMENDED PLAN OF REORGANIZATION DATED DECEMBER 29, 1998
                           OF MERCURY FINANCE COMPANY

     CLASS 4- HOLDERS OF SENIOR DEBT OF MERCURY FINANCE COMPANY ("MERCURY")

             PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                     CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                    YOUR ACCEPTANCE OR REJECTION OF THE PLAN.


--------------------------------------------------------------------------------

IF THIS BALLOT IS ACCOMPANIED BY A RETURN ENVELOPE THAT IS ADDRESSED TO LOGAN & COMPANY, INC. (THE "BALLOTING AGENT"), THIS BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT BY 5:00 P.M., EASTERN STANDARD TIME, FEBRUARY 12, 1999 ("THE VOTING DEADLINE"). IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY, YOU MUST RETURN YOUR BALLOT TO YOUR BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED BY THE BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY TO THE BALLOTING AGENT BY THE VOTING DEADLINE. THEREFORE, PLEASE ALLOW ADDITIONAL TIME.
--------------------------------------------------------------------------------

         The Bankruptcy Court has approved the second amended disclosure statement (the "Disclosure Statement") with respect to Mercury's Second Amended Plan of Reorganization dated December 29, 1998 (the "Plan"). The Disclosure Statement provides information to assist you in deciding how to vote your Ballot. If you do not have a Disclosure Statement you may obtain a copy from the Information Agent. Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

         YOU SHOULD REVIEW THE DISCLOSURE STATEMENT AND THE PLAN BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND YOUR CLASSIFICATION AND TREATMENT UNDER THE PLAN. YOUR CLAIM HAS BEEN PLACED IN CLASS 4 UNDER THE PLAN. IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS, YOU WILL RECEIVE A BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE. IF YOUR BALLOT IS NOT RECEIVED BY THE BALLOTING AGENT ON OR BEFORE 5:00 P.M. EST ON FEBRUARY 12, 1999, AND SUCH DEADLINE IS NOT EXTENDED, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN. IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE.



ITEM 1.  AMOUNT  OF CLASS 4 CLAIM

         On December 28, 1998, the Record Date, the undersigned was the beneficial owner of $____ _________________ senior notes issued by Mercury, the beneficial owner of $_____________________________ commercial paper issued by Mercury, and the beneficial owner of $_____________________________ short-term notes issued by Mercury.


ITEM 2.  CLASS 4  VOTE

         The beneficial owner of the Claim set forth in Item 1, votes (please check one):

         / /      To Accept the Plan        / /      To Reject the Plan


ITEM 3.  CERTIFICATION AS TO CLASS  4 CLAIM.

         With respect to Item I, the undersigned, hereby certifies the information in the following table (use additional sheets of paper if necessary):

-------------------------------------------------------------------------------------------------------
                                    Senior Notes                           Commercial Paper
Name of Holder*   -------------------------------------------------------------------------------------
                                             Current Principal                        Current Principal
                       Issue Description         Amount               CUSIP#              Amount
------------------ ----------------------- ---------------------- --------------- ---------------------
------------------ ----------------------- ---------------------- --------------- ---------------------
------------------ ----------------------- ---------------------- --------------- ---------------------
------------------ ----------------------- ---------------------- --------------- ---------------------
------------------ ----------------------- ---------------------- --------------- ---------------------
------------------ ----------------------- ---------------------- --------------- ---------------------
------------------ ----------------------- ---------------------- --------------- ---------------------

                    --------------------- -------------------------------------------------
                      Name of Holder*                    Short-Term Notes
                    --------------------- ------------------------------------------------
                                          Issue Description           Current Principal
                                                                            Amount
                    --------------------- --------------------------- --------------------
                    --------------------- --------------------------- --------------------
                    --------------------- --------------------------- --------------------
                    --------------------- --------------------------- --------------------
                    --------------------- --------------------------- --------------------

* Insert your name if the Class 4 Claims are held by you in record name, or, if held by a nominee (or agent thereof), insert the name of the nominee(or agent thereof) through which you own the Class 4 Claims.


ITEM 4.  CERTIFICATIONS.

         By signing this Ballot, the undersigned certifies:

                  (a) that no other Ballots cast with respect to the amount of the Class 4 Claims identified in Item 1 have been cast with respect to such Class 4 Claims; or if earlier Ballots were cast, such earlier Ballots are hereby revoked;

                  (b) that a copy of the Disclosure Statement relating to the Plan together with a copy of the Plan has been provided to and reviewed by the undersigned; and

                  (c) that as the holder of the amount of Class 4 Claims set forth in Item 1, the undersigned has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that this solicitation is subject to all the terms and conditions set forth in the Disclosure Statement relating to the Plan.

ITEM 5.  YOU ARE URGED TO VOTE TO ACCEPT THE PLAN.


Dated______              Name of Voter:_________________________________________
                                                   (Print or Type)

                         Social Security or Tax I.D. No.:_______________________

                         Signature:_____________________________________________

                         By:____________________________________________________
                                           (If Appropriate)
                         Title:_________________________________________________
                                           (If Appropriate)
                         Street Address:________________________________________

                         City, State and Zip Code:______________________________

                         Telephone No.:_________________________________________

                               VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                        THE BALLOT AND RETURN IT PROMPTLY

                        YOUR BALLOT MUST BE RECEIVED BY:

               BALLOT TABULATION CENTER - MERCURY FINANCE COMPANY
                            C/O LOGAN & COMPANY, INC.
                              615 WASHINGTON STREET
                                HOBOKEN, NJ 07030

                    BY 5:00 P.M. EASTERN STANDARD TIME ON OR
           BEFORE FEBRUARY 12, 1999, OR YOUR VOTE WILL NOT BE COUNTED

1. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Second Amended Plan of Reorganization dated December 29, 1998 of Mercury Finance Company (the "Plan").

2. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class of Claims that vote on the Plan and by the holders of at least two-thirds in amount of the Equity Interests in each impaired Class of Equity Interests that vote on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes of Claims or Equity Interests rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. As described in Article VIII.E of the Disclosure Statement, Mercury will seek confirmation of the Plan under section 1129(b) of the Bankruptcy Code (known as the cram-down section) because of the deemed non-acceptance of the holders of Interests in Class 8. Mercury also reserves the right to proceed under section 1129(b), if any other impaired Class of Claims or Equity Interests do not accept the Plan. To have your vote count you must complete and return this Ballot. Please review the Disclosure Statement for more information.

3. To ensure that your vote is counted, you must (i) complete the Ballot, (ii) indicate your decision either to accept or reject the Plan in the boxes provided in Item 2 of the Ballot, (iii) sign and return the Ballot to the address set forth on the enclosed prepaid envelope. Your Ballot must be received by Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030 (the "Balloting Agent") by 5:00 p.m. Eastern Standard Time on or before February 12, 1999 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted. IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK NOMINEE OR PROXY INTERMEDIARY, YOU MUST RETURN YOUR BALLOT TO YOUR BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED BY THE BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY TO THE BALLOTING AGENT BY THE VOTING DEADLINE. THEREFORE, PLEASE ALLOW ADDITIONAL TIME.

4. If multiple Ballots are received from an individual holder of Class 4 Claims with respect to the same Class 4 Claims prior to the Voting Deadline, the last Ballot timely received will supersede and revoke any earlier received Ballot.

5. The Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan. Accordingly, at this time, holders should not surrender certificates or instruments presenting or evidencing their Class 4 Claims, and neither Mercury nor the Balloting Agent will accept delivery of such certificates or instruments surrendered together with a Ballot. The remittance of your notes or other evidence of your claims for exchange pursuant to the Plan may only be made by you, and will only be accepted if certificates or instruments representing your Class 4 Claims (in proper form for transfer) are delivered together with a letter of transmittal that will be furnished to you as provided under the Plan or as notified following confirmation of the Plan by the Bankruptcy Court.

6. This Ballot does not constitute, and shall not be deemed to be, a proof of claim or equity interest or an assertion or admission of a claim or equity interest.

7. Please be sure to sign and date your Ballot. If you are completing the Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label or if no such mailing label is attached to the Ballot.

8. If you hold Claims in more than one Class under the Plan, you may receive more than one Ballot coded for each different Class. Each Ballot votes only your Claims indicated on that Ballot. Please complete and return each Ballot you received.

9. The Ballot must be returned in sufficient time to allow it to be RECEIVED by the Balloting Agent by no later than 5:00 p.m. Eastern Standard Time, on or before the Voting Deadline. If you believe you have received the wrong Ballot, please contact the Balloting Agent or your broker or bank immediately.

                        PLEASE MAIL YOUR BALLOT PROMPTLY

                       IF YOU HAVE ANY QUESTIONS REGARDING
                            THIS BALLOT OR THE VOTING
                           PROCEDURES, PLEASE CALL THE
                              INFORMATION AGENT AT:

                     CORPORATE INVESTOR COMMUNICATIONS, INC.
                                111 COMMERCE ROAD
                        CARLSTADT, NEW JERSEY 07072-2586
                                 1-888-296-3797



                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

In re:                                      )
                                            )
MERCURY FINANCE COMPANY,                    )        Case No. 98 B 20763
a Delaware corporation,                     )        Honorable Erwin I. Katz
                                            )        Chapter 11
                           Debtor.          )


                      BALLOT FOR ACCEPTING OR REJECTING THE
          SECOND AMENDED PLAN OF REORGANIZATION DATED DECEMBER 29, 1998
                           OF MERCURY FINANCE COMPANY

  CLASS 5- HOLDERS OF SUBORDINATED NOTES OF MERCURY FINANCE COMPANY ("MERCURY")

             PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                     CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                    YOUR ACCEPTANCE OR REJECTION OF THE PLAN.


--------------------------------------------------------------------------------

IF THIS BALLOT IS ACCOMPANIED BY A RETURN ENVELOPE THAT IS ADDRESSED TO LOGAN & COMPANY, INC. (THE "BALLOTING AGENT"), THIS BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT BY 5:00 P.M., EASTERN STANDARD TIME, FEBRUARY 12, 1999 ("THE VOTING DEADLINE"). IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY, YOU MUST RETURN YOUR BALLOT TO YOUR BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED BY THE BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY TO THE BALLOTING AGENT BY THE VOTING DEADLINE. THEREFORE, PLEASE ALLOW ADDITIONAL TIME.
--------------------------------------------------------------------------------

         The Bankruptcy Court has approved the second amended disclosure statement (the "Disclosure Statement") with respect to Mercury's Second Amended Plan of Reorganization dated December 29, 1998 (the "Plan"). The Disclosure Statement provides information to assist you in deciding how to vote your Ballot. If you do not have a Disclosure Statement you may obtain a copy from the Information Agent. Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

         YOU SHOULD REVIEW THE DISCLOSURE STATEMENT AND THE PLAN BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND YOUR CLASSIFICATION AND TREATMENT UNDER THE PLAN. YOUR CLAIM HAS BEEN PLACED IN CLASS 5 UNDER THE PLAN. IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS, YOU WILL RECEIVE A BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE. IF YOUR BALLOT IS NOT RECEIVED BY THE BALLOTING AGENT ON OR BEFORE 5:00 P.M. EST ON FEBRUARY 12, 1999, AND SUCH DEADLINE IS NOT EXTENDED, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN. IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE.



ITEM 1.  AMOUNT  OF CLASS 5 CLAIM

         On December 28, 1998, the Record Date, the undersigned was the beneficial owner of $________________ subordinated notes issued by Mercury.


ITEM 2.  CLASS 5  VOTE

         The beneficial owner of the Claim set forth in Item 1, votes (please check one):

         / /      To Accept the Plan        / /      To Reject the Plan


ITEM 3.  CERTIFICATION AS TO CLASS  5 CLAIM.

         By returning this Ballot, the undersigned, certifies that it has not submitted any Ballots with respect to the amounts identified in Item 1, except as specified in the table immediately below. Please provide the information required by this Item 3 in the following table (use additional sheets of paper if necessary):

-------------------------- ------------------------- -------------------------
                                                     Current Principal
                           ISSUE DESCRIPTION         Amount of  Subordinated
Names of Holder*                                     Notes
-------------------------- ------------------------- -------------------------
-------------------------- ------------------------- -------------------------
-------------------------- ------------------------- -------------------------
-------------------------- ------------------------- -------------------------
-------------------------- ------------------------- -------------------------
-------------------------- ------------------------- -------------------------
-------------------------- ------------------------- -------------------------
-------------------------- ------------------------- -------------------------
-------------------------- ------------------------- -------------------------
-------------------------- ------------------------- -------------------------
-------------------------- ------------------------- -------------------------

* Insert your name if the Class 5 Claims are held by you in record name, or, if held by a nominee, insert the name of the nominee (or agent thereof) through which you own the Class 5 Claims.


ITEM 4.  CERTIFICATIONS.

         By signing this Ballot, the undersigned certifies:

                  (a) that no other Ballots cast with respect to the amount of the Class 5 Claims identified in Item 1 have been cast with respect to such Class 5 Claims, or if earlier Ballots have been cast, such earlier Ballots are hereby revoked;

                  (b) that a copy of the Disclosure Statement relating to the Plan together with a copy of the Plan has been provided to and reviewed by the undersigned; and

                  (c) that as the holder of the amount of Class 5 Claims set forth in Item 1, the undersigned has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that this solicitation is subject to all the terms and conditions set forth in the Disclosure Statement relating to the Plan.


ITEM 5.  YOU ARE URGED TO VOTE TO ACCEPT THE PLAN.


Dated___________         Name of Voter:_________________________________________
                                                   (Print or Type)

                         Social Security or Tax I.D. No.:_______________________

                         Signature:_____________________________________________

                         By:____________________________________________________
                                           (If Appropriate)
                         Title:_________________________________________________
                                           (If Appropriate)
                         Street Address:________________________________________

                         City, State and Zip Code:______________________________

                         Telephone No.:_________________________________________

                         Nominee, if any, who holds notes:______________________

                               VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                        THE BALLOT AND RETURN IT PROMPTLY

                        YOUR BALLOT MUST BE RECEIVED BY:

               BALLOT TABULATION CENTER - MERCURY FINANCE COMPANY
                            C/O LOGAN & COMPANY, INC.
                              615 WASHINGTON STREET
                                HOBOKEN, NJ 07030

                    BY 5:00 P.M. EASTERN STANDARD TIME ON OR
           BEFORE FEBRUARY 12, 1999, OR YOUR VOTE WILL NOT BE COUNTED

1. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Second Amended Plan of Reorganization dated December 29, 1998 of Mercury Finance Company (the "Plan").

2. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class of Claims that vote on the Plan and by the holders of at least two-thirds in amount of the Equity Interests in each impaired Class of Equity Interests that vote on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes of Claims or Equity Interests rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. As described in Article VIII.E of the Disclosure Statement, Mercury will seek confirmation of the Plan under section 1129(b) of the Bankruptcy Code (known as the cram-down section) because of the deemed non-acceptance of the holders of Interests in Class 8. Mercury also reserves the right to proceed under section 1129(b), if any other impaired Class of Claims or Equity Interests do not accept the Plan. To have your vote count you must complete and return this Ballot. Please review the Disclosure Statement for more information.

3. To ensure that your vote is counted, you must (i) complete the Ballot, (ii) indicate your decision either to accept or reject the Plan in the boxes provided in Item 2 of the Ballot, (iii) sign and return the Ballot to the address set forth on the enclosed prepaid envelope. Your Ballot must be received by Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030 (the "Balloting Agent") by 5:00 p.m. Eastern Standard Time on or before February 12, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted. IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK NOMINEE OR PROXY INTERMEDIARY, YOU MUST RETURN YOUR BALLOT TO YOUR BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED BY THE BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY TO THE BALLOTING AGENT BY THE VOTING DEADLINE. THEREFORE, PLEASE ALLOW ADDITIONAL TIME.

4. If multiple Ballots are received from an individual holder of Class 5 Claims with respect to the same Class 5 Claims prior to the Voting Deadline, the last Ballot timely received will supersede and revoke any earlier received Ballot.

5. The Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan. Accordingly, at this time, holders should not surrender certificates or instruments presenting or evidencing their Class 5 Claims, and neither Mercury nor the Balloting Agent will accept delivery of such certificates or instruments surrendered together with a Ballot. The remittance of your notes or other evidence of your claims for exchange pursuant to the Plan may only be made by you, and will only be accepted if certificates or instruments representing your Class 5 Claims (in proper form for transfer) are delivered together with a letter of transmittal that will be furnished to you as provided under the Plan or as notified following confirmation of the Plan by the Bankruptcy Court.

6. This Ballot does not constitute, and shall not be deemed to be, a proof of claim or interest or an assertion or admission of a claim or equity interest.

7. Please be sure to sign and date your Ballot. If you are completing the Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label or if no such mailing label is attached to the Ballot.

8. If you hold Claims in more than one class under the Plan, you may receive more than one Ballot coded for each different class. Each Ballot votes only your claims indicated on that Ballot. Please complete and return each Ballot you received.

9. The Ballot must be returned in sufficient time to allow it to be RECEIVED by the Balloting Agent by no later than 5:00 p.m. Eastern Standard Time, on or before the Voting Deadline. If you believe you have received the wrong Ballot, please contact the Information Agent.

                        PLEASE MAIL YOUR BALLOT PROMPTLY

                            IF YOU HAVE ANY QUESTIONS
                          REGARDING THIS BALLOT OR THE
                         VOTING PROCEDURES, PLEASE CALL
                             THE INFORMATION AGENT:

                     CORPORATE INVESTOR COMMUNICATIONS, INC.
                                111 COMMERCE ROAD
                        CARLSTADT, NEW JERSEY 07072-2586
                                 1-888-296-3797



                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


In re:                                      )
                                            )
MERCURY FINANCE COMPANY,                    )        Case No. 98 B 20763
a Delaware corporation,                     )        Honorable Erwin I. Katz
                                            )        Chapter 11
                           Debtor.          )


                      BALLOT FOR ACCEPTING OR REJECTING THE
          SECOND AMENDED PLAN OF REORGANIZATION DATED DECEMBER 29, 1998
                           OF MERCURY FINANCE COMPANY

               CLASS 6- HOLDERS OF INDEMNIFICATION CLAIMS AGAINST
                       MERCURY FINANCE COMPANY ("MERCURY")

             PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                     CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                    YOUR ACCEPTANCE OR REJECTION OF THE PLAN.


--------------------------------------------------------------------------------

THIS BALLOT IS ACCOMPANIED BY A RETURN ENVELOPE THAT IS ADDRESSED TO LOGAN & COMPANY, INC. (THE "BALLOTING AGENT"), THIS BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT BY 5:00 P.M., EASTERN STANDARD TIME, FEBRUARY 12, 1999 ("THE VOTING DEADLINE"), OR YOUR VOTE TO ACCEPT OR REJECT THE PLAN WILL NOT BE COUNTED
--------------------------------------------------------------------------------

         The Bankruptcy Court has approved the second amended disclosure statement (the "Disclosure Statement") with respect to Mercury's Second Amended Plan of Reorganization dated December 29, 1998 (the "Plan"). The Disclosure Statement provides information to assist you in deciding how to vote your Ballot. If you do not have a Disclosure Statement you may obtain a copy from the Information Agent. Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

         YOU SHOULD REVIEW THE DISCLOSURE STATEMENT AND THE PLAN BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND YOUR CLASSIFICATION AND TREATMENT UNDER THE PLAN. YOUR CLAIM HAS BEEN PLACED IN CLASS 6 UNDER THE PLAN. IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS, YOU WILL RECEIVE A BALLOT FOR EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE. IF YOUR BALLOT IS NOT RECEIVED BY THE BALLOTING AGENT ON OR BEFORE 5:00 P.M. EST ON FEBRUARY 12, 1999, AND SUCH DEADLINE IS NOT EXTENDED, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN. IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE.



ITEM 1.  AMOUNT  OF CLASS 6 CLAIM

         The undersigned holds an indemnification claim in the amount of $_____________ against Mercury.


ITEM 2.  CLASS 6  VOTE

         The beneficial owner of the Claim set forth in Item 1, votes (please check one):

         / /      To Accept the Plan        / /      To Reject the Plan


ITEM 3.  CERTIFICATIONS.

         By signing this Ballot, the undersigned certifies:

                  (a) that no other Ballots cast with respect to the amount of the Class 6 claims identified in Item 1 have been cast with respect to such Class 6 Claims, or in such case earlier Ballots were cast, such earlier Ballots are hereby revoked;

                  (b) that a copy of the Disclosure Statement relating to the Plan and a copy of the Plan has been provided to and reviewed by the undersigned; and

                  (c) that as the holder of the amount of Class 6 Claims set forth in Item 1, the undersigned has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that this solicitation is subject to all the terms and conditions set forth in the Disclosure Statement relating to the Plan.


ITEM 4.  YOU ARE URGED TO VOTE TO ACCEPT THE PLAN.


Dated______________      Name of Voter:_________________________________________
                                                   (Print or Type)

                         Social Security or Tax I.D. No.:_______________________

                         Signature:_____________________________________________

                         By:____________________________________________________
                                           (If Appropriate)
                         Title:_________________________________________________
                                           (If Appropriate)
                         Street Address:________________________________________

                         City, State and Zip Code:______________________________

                         Telephone No.:_________________________________________


                               VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                        THE BALLOT AND RETURN IT PROMPTLY

                        YOUR BALLOT MUST BE RECEIVED BY:

               BALLOT TABULATION CENTER - MERCURY FINANCE COMPANY
                            C/O LOGAN & COMPANY, INC.
                              615 WASHINGTON STREET
                                HOBOKEN, NJ 07030

                    BY 5:00 P.M. EASTERN STANDARD TIME ON OR
           BEFORE FEBRUARY 12, 1999, OR YOUR VOTE WILL NOT BE COUNTED

1. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Second Amended Plan of Reorganization dated December 29, 1998 of Mercury Finance Company (the "Plan").

2. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class of Claims that vote on the Plan and by the holders of at least two-thirds in amount of the Equity Interests in each impaired Class of Equity Interests that vote on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes of Claims or Equity Interests rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. As described in Article VIII.E of the Disclosure Statement, Mercury will seek confirmation of the Plan under section 1129(b) of the Bankruptcy Code (known as the cram-down section) because of the deemed non-acceptance of the holders of Interests in Class 8. Mercury also reserves the right to proceed under section 1129(b), if any other impaired Class of Claims or Equity Interests do not accept the Plan. To have your vote count you must complete and return this Ballot. Please review the Disclosure Statement for more information.

3. To ensure that your vote is counted, you must (i) complete the Ballot, (ii) indicate your decision either to accept or reject the Plan in the boxes provided in Item 2 of the Ballot, (iii) sign and return the Ballot to the address set forth on the enclosed prepaid envelope. Your Ballot must be received by Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030 (the "Balloting Agent") by 5:00 p.m. Eastern Standard Time on or before February 12, 1999 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

4. If multiple Ballots are received from an individual holder of Class 6 Claims with respect to the same Class 6 Claims prior to the Voting Deadline, the last Ballot timely received will supersede and revoke any earlier received Ballot.

5. The Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan. Accordingly, at this time, holders should not surrender instruments representing or evidencing their Class 6 Claims, and neither Mercury nor the Balloting Agent will accept delivery of any documents surrendered together with a Ballot. The remittance of evidence of your claims for exchange pursuant to the Plan may only be made by you, and you will be notified following confirmation of the Plan as to what must be submitted, if anything.

6. This Ballot does not constitute, and shall not be deemed to be, a proof of claim or interest or an assertion or admission of a claim or equity interest.

7. Please be sure to sign and date your Ballot. If you are completing the Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label or if no such mailing label is attached to the Ballot.

8. If you hold Claims in more than one class under the Plan or if you hold Equity Interests, you may receive more than one Ballot coded for each different class of Claims or Equity Interests. Each Ballot votes only your claims or equity interest indicated on that Ballot. Please complete and return each Ballot you received.

9. The Ballot must be returned in sufficient time to allow it to be RECEIVED by the Balloting Agent by no later than 5:00 p.m. Eastern Standard Time, on or before the Voting Deadline. If you believe you have received the wrong Ballot, please contact the Information Agent immediately.

                        PLEASE MAIL YOUR BALLOT PROMPTLY

                       IF YOU HAVE ANY QUESTIONS REGARDING
                            THIS BALLOT OR THE VOTING
                           PROCEDURES, PLEASE CALL THE
                              INFORMATION AGENT AT:

                     CORPORATE INVESTOR COMMUNICATIONS, INC.
                                111 COMMERCE ROAD
                        CARLSTADT, NEW JERSEY 07072-2586
                                 1-888-296-3797



             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INSTRUCTIONS
            OR ADVICE OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT
             IS CONTAINED IN THE MATERIALS MAILED WITH THIS BALLOT.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

In re:                                      )
                                            )
MERCURY FINANCE COMPANY,                    )        Case No. 98 B 20763
a Delaware corporation,                     )        Honorable Erwin I. Katz
                                            )        Chapter 11
                           Debtor.          )

         MASTER BENEFICIAL HOLDER BALLOT FOR ACCEPTING OR REJECTING THE
          SECOND AMENDED PLAN OF REORGANIZATION DATED DECEMBER 29, 1998
                           OF MERCURY FINANCE COMPANY

       CLASS 7A - EQUITY INTERESTS IN MERCURY FINANCE COMPANY ("MERCURY")
                                       AND
     CLASS 7B - SECURITIES FRAUD CLAIMS AND DIVIDEND CLAIMS AGAINST MERCURY

                              CUSIP NO. 589 395 102

This Master Ballot may not be used FOR any purpose other than FOR casting votes to accept or reject Mercury's Second Amended Plan of Reorganization dated December 29, 1998 (the "Plan") under chapter 11, title 11 of the United States Code (the "Bankruptcy Code"). All capitalized terms used in the Master Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Plan.

This Master Ballot is being sent to brokers, proxy intermediaries, and other nominees of Beneficial Holders (as defined herein) of Mercury's Common Stock as of the record dates of January 28, 1997, February 17, 1997, and December 28, 1998 and is to be used by brokers, proxy intermediaries or other nominees FOR casting votes to accept or reject the Plan on behalf of and in accordance with the ballots/instructions cast by the Beneficial Holders of the record dates set forth above. HOLDERS OF MERCURY'S COMMON STOCK AS OF JANUARY 28, 1997 MAY HOLD SECURITIES FRAUD CLAIMS AND HOLDERS OF MERCURY'S COMMON STOCK AS OF FEBRUARY 17, 1997 HOLD DIVIDEND CLAIMS (COLLECTIVELY, "CLASS 7B CLAIMS"). HOLDERS OF SECURITIES FRAUD CLAIMS AND DIVIDEND CLAIMS ARE TREATED IN CLASS 7B UNDER THE PLAN. HOLDERS OF MERCURY'S COMMONS STOCK AS OF DECEMBER 28, 1998 ARE ENTITLED TO VOTE FOR THE PLAN AS HOLDERS OF EQUITY INTERESTS IN CLASS 7A UNDER THE PLAN.

       MASTER BALLOTS MUST BE RETURNED AND RECEIVED TO THE BALLOTING AGENT
                ON OR BEFORE 5:00 P.M. (EST) ON FEBRUARY 12, 1999
              FOR YOUR VOTE TO ACCEPT OR REJECT THE PLAN TO COUNT.

             PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                 CAREFULLY BEFORE COMPLETING THE MASTER BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                    YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

ITEM 1.  AMOUNT OF CLASS 7A EQUITY INTEREST. (FILL IN THE BLANK)

         The undersigned was the record holder of _______________________ shares of Common Stock of Mercury on December 28, 1998 ( the "Equity Interests"), FOR which voting instructions have been received from the Beneficial Holders as listed in Item 3 below.



ITEM 2.  CLASS 7A VOTE

         As instructed by the Beneficial Holders of the aggregate number of Class 7A Equity Interests as set forth in Item 1 above, the undersigned transmits the following votes of such Beneficial Holders in respect of their Class 7A Equity Interests.

         To Accept (Vote FOR) the Plan.



         Aggregate number of shares voted as     Aggregate number of holders as
                  of the record date 12/ 28/98          of 12/28/98

         To Reject (Vote AGAINST) the Plan.



         Aggregate number of shares voted as     Aggregate number of holders as
                  of the record date 12/28/98           of 12/28/98


ITEM 3.  CLASS 7A VOTE - NUMBER OF HOLDERS OF CLASS 7A EQUITY INTERESTS

         The undersigned certifies that the following vote of the Beneficial Holders of Class 7A Equity Interests, as identified by their respective customer account numbers or the respective sequence numbers set forth below, have delivered to the undersigned Ballots casting the following votes (use additional sheets of paper if necessary):

-----------------------------------------------------------------------------------------------------
                                   INSERT NUMBER OF SHARES VOTED

-----------------------------------------------------------------------------------------------------
        Customer Account No. and/or                 Accept the Plan             Reject the Plan
  Customer Name for each Beneficial Holder            (VOTE FOR)                (VOTE AGAINST)
                                                 Record Date 12/28/98        Record Dated 12/28/98
--------------------------------------------- ---------------------------- --------------------------
1.
--------------------------------------------- ---------------------------- --------------------------
2.
--------------------------------------------- ---------------------------- --------------------------
3.
--------------------------------------------- ---------------------------- --------------------------
4.
--------------------------------------------- ---------------------------- --------------------------
5.
--------------------------------------------- ---------------------------- --------------------------
6.
--------------------------------------------- ---------------------------- --------------------------
7.
--------------------------------------------- ---------------------------- --------------------------
8.
--------------------------------------------- ---------------------------- --------------------------
9.
--------------------------------------------- ---------------------------- --------------------------
10.
--------------------------------------------- ---------------------------- --------------------------

ITEM 4.  AMOUNT OF CLASS 7B CLAIMS. (FILL IN THE BLANKS)

         The undersigned was the record holder of ______________________ shares of Common Stock of Mercury on January 28, 1997 and the record holder of _______________________ shares of Common Stock of Mercury on February 17, 1997 for which voting instructions have been received from Beneficial Holders listed in Item 6 below.

ITEM 5.  CLASS 7B CLAIMS VOTE

         As instructed by the Beneficial Holders of the aggregate number of Class 7B Claims set forth in Item 1 above, the undersigned transmits the following votes of such Beneficial Holders in respect of their Claims. FOR PURPOSES OF CALCULATING THE CLASS 7B CLAIMS VOTE, YOU MUST MULTIPLY .075 BY THE AGGREGATE NUMBER OF FEBRUARY 17, 1997 RECORD DATE SHARES VOTED AND THEN ADD THIS AMOUNT TO THE AGGREGATE NUMBER OF JANUARY 28, 1997 RECORD DATE SHARES VOTED.

         To Accept (Vote FOR) the Plan.


         Number of shares voted                      Aggregate number of holders
         (.075 x 2/17/97 shares plus 1/28/97 shares)

         To Reject (Vote AGAINST) the Plan.


         Number of shares voted                      Aggregate number of holders
         (.075 x 2/17/97 shares plus 1/28/97 shares)

ITEM 6.  CLASS 7B VOTE - NUMBER OF HOLDERS OF CLASS 7B CLAIMS.

         The undersigned certifies that the following vote of the Beneficial Holders of Class 7B Claims, as identified by their respective customer account numbers or the respective sequence numbers set forth below, have delivered to the undersigned Ballots casting the following votes (use additional sheets of paper if necessary):

---------------------------------------------------------------------------------------------------------------------
                                           INSERT NUMBER OF SHARES VOTED
--------------------------------------------- ------------------------------------- ---------------------------------
        Customer Account No. and/or                     Accept the Plan                     Reject the Plan
  Customer Name for each Beneficial Holder                 (VOTE FOR)                        (VOTE AGAINST)
                                                     1/28/97              2/17/97         1/28/97        2/17/97
--------------------------------------------- ------------------- ----------------- --------------- -----------------
1.
--------------------------------------------- ------------------- ----------------- --------------- -----------------
2.
--------------------------------------------- ------------------- ----------------- --------------- -----------------
3.
--------------------------------------------- ------------------- ----------------- --------------- -----------------
4.
--------------------------------------------- ------------------- ----------------- --------------- -----------------
5.
--------------------------------------------- ------------------- ----------------- --------------- -----------------

ITEM 7.   CERTIFICATION

         By signing this Master Ballot, the undersigned certifies:

                  (c) that each Beneficial Holder of Class 7A Equity Interest and/or Class 7B Claims whose votes are being transmitted by this Master Ballot has been provided with a copy of the Disclosure Statement relating to the Plan, together with a copy of the Plan, and

                  (d) that the undersigned is the registered or record owner of the aggregate number of Class 7A Equity Interests and Class 7B Claims set forth in Items I and 4, respectively, and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation of votes herein is subject to all the terms and conditions set forth in the Disclosure Statement.


Dated:                          Name of Voter:
                                                    (Print or Type)

                                Social Security or Tax I.D. No.

                                Signature:

                                By:
                                             (If Appropriate)

                                Title:
                                             (If Appropriate)

                                Street Address:

                                City, State and Zip Code:

                                Telephone No.:

                                Participant No.:



                     THIS MASTER BALLOT MUST BE RECEIVED BY:

               BALLOT TABULATION CENTER - MERCURY FINANCE COMPANY
                            C/O LOGAN & COMPANY, INC.
                              615 WASHINGTON STREET
                                HOBOKEN, NJ 07030
                            TELEPHONE: (201) 798-1031
                            FACSIMILE: (201) 798-4157

       BY 5:00 P.M. EASTERN STANDARD TIME ON OR BEFORE FEBRUARY 12, 1999,
                        OR YOUR VOTE WILL NOT BE COUNTED


           THIS MASTER BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT,
     LOGAN & C0MPANY, INC. BY 5:00 P.M., EASTERN STANDARD TIME, ON OR BEFORE
          FEBRUARY 12, 1999 (UNLESS EXTENDED) OR THE VOTES TRANSMITTED
                           HEREBY WILL NOT BE COUNTED.

                  INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT


         Mercury is soliciting the votes of holders of Class 7A Equity Interests and Class 7B Claims with respect to the Second Amended Plan of Reorganization dated December 29, 1998 of Mercury Finance Company (the "Plan") referred to in the Disclosure Statement (a copy of which is enclosed herewith).

            The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon the Beneficial Holders if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the claims in each impaired Class of Claims that vote on the Plan and by the holders of at least two-thirds in amount of the Equity Interests in the impaired Class of Equity Interests that vote on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes of Claims or Equity Interests rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. As described in Article VIII.E of the Disclosure Statement, Mercury will seek confirmation of the Plan under section 1129(b) of the Bankruptcy Code (known as the cram-down section) because of the deemed non-acceptance of the holders of Stock Options in Class 8. Mercury also reserves the right to proceed under section 1129(b), if any other impaired Class of Claims or Equity Interests does not accept the Plan. To have the votes of your Beneficial Holders count, you must complete and return this Master Ballot.

         You should deliver the Beneficial Holder Ballot and other documents relating to the Plan, including the Disclosure Statement (collectively, "Solicitation Materials"), to each Beneficial Holder of Mercury Common Stock as of the record dates of January 28, 1997, February 17, 1997 and December 28, 1998 and take any action required to enable each such Beneficial Holder to vote the Class 7A Equity Interests and/or Class 7B Claims held by such Beneficial Holder. With regard to any Beneficial Holder Ballots returned to you, to have the vote of your Beneficial Holder count, you must, not later than February 12, 1999, subject to extension in the sole discretion of Mercury (the "Voting Deadline"), either (i) forward such Beneficial Holder Ballots to the Balloting Agent (as defined herein) indicating the appropriate authority to vote from such Beneficial Holder Ballot submitted or (ii) (a) retain such Beneficial Holder Ballots in your files and transfer the requested information from each such Beneficial Holder Ballot onto the attached Master Ballot or your computer generated version of the Master Ballot that contains the same information (b) execute the Master Ballot, and (c) arrange FOR delivery of such Master Ballot to Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, Facsimile (201) 798-4157 (the "Balloting Agent"). Please keep any records of the voting instructions received from Beneficial Holders, including all Beneficial Holder Ballots, until February 28, 2000 (or such other date as is set by subsequent Bankruptcy Court order).

         The Master Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan. Accordingly, holders of Class 7A Equity Interests and Class 7B Claims should not surrender instruments or certificates representing or evidencing their Class 7A Equity Interests or Class 7B Claims, and neither Mercury nor the Balloting Agent will accept delivery of such instruments or certificates surrendered together with a Ballot. The remittance of instruments or other evidence of Beneficial Holders' claims or equity interests FOR exchange pursuant to the Plan may only be made, and will only be accepted if instruments or certificates representing their Class 7A Equity Interests and Class 7B Claims (in proper form FOR transfer) are delivered as provided under the Plan following confirmation of the Plan by the Bankruptcy Court.

         To properly complete the Master Ballot take the following steps:

                  (a) provide appropriate information FOR each of the items on the Master Ballot. Please note that Item 3 and 6 requests information for each individual beneficial holder FOR whom you hold Class 7A Equity Interests and/or Class 7B Claim in your name (the "Beneficial Holders"). To identify such Beneficial Holders without disclosing their names, please use the customer account number assigned by you to identify each such Beneficial Holder or, if no such customer account number exists, please use the sequential numbers provided (making sure to retain a separate list of each Beneficial Holder and his or her assigned sequential number);

                  (b) vote to accept or reject the Plan in Item 2 for the Class 7A Equity Interests and Item 5 for the Class 7B Claims held by you as the registered holder on behalf of the Beneficial Holders.

                  (c) sign and date your Master Ballot;

                  (d) if you are completing this Master Ballot on behalf of another entity, state your title of such entity, and

                  (e) provide your name and mailing address if different from the preprinted address on the Master Ballot or if no preprinted address appears on the Master Ballot.

THE DEBTOR REQUESTS THAT YOU RETAIN IN YOUR FILES THE BALLOTS RECEIVED FROM THE BENEFICIAL HOLDERS

        - You should deliver the GREEN colored Ballot to each Beneficial Holder of Mercury's Common Stock as of the record dates January 28, 1997, February 17, 1997 or December 28, 1998, take any action required to enable each such Beneficial Holder to vote his respective Class 7A Equity Interests and/or Class 7B Claims to accept or reject the Plan. With regard to any Ballots returned to you, you must either (1) forward such Ballots to the Balloting Agent or (2)(a) retain such Ballots in your files and transfer the requested information from each such Ballot onto the attached Master Ballot, (b) execute the Master Ballot and (c) arrange FOR delivery of such Master Ballot to the Balloting Agent.

         - If you are both the registered holder and beneficial holder of any of the Class 7A Equity Interests and/or Class 7B Claims and you wish to vote such Class 7A Equity Interests and/or Class 7B Claims, you may return either a Ballot or a Master Ballot by the Voting Deadline.

         - THE MASTER BALLOT MUST BE DELIVERED TO THE BALLOTING AGENT BY U.S. MAIL, HAND DELIVERY, OVERNIGHT DELIVERY OR FACSIMILE PRIOR TO THE VOTING DEADLINE, OTHERWISE SUCH MASTER BALLOT WILL NOT BE COUNTED. IF YOU FAX YOUR BALLOT TO THE BALLOTING AGENT, YOU MUST FORWARD THE ORIGINAL TO THE BALLOTING AGENT WITHIN ONE BUSINESS DAY.

         VOTING DEADLINE AND EXTENSIONS. If a Master Ballot must be completed by you, please complete, sign and return this Master Ballot so that it is received by the Balloting Agent no later than 5:00 p.m., Eastern Standard Time, on February 12, 1999. The Debtor reserves the right to extend the Voting Deadline in the manner described in the Disclosure Statement.

                    IF YOU HAVE ANY QUESTIONS REGARDING THIS
                     MASTER BALLOT OR THE VOTING PROCEDURES,
                      PLEASE CALL THE INFORMATION AGENT AT:

                     CORPORATE INVESTOR COMMUNICATIONS, INC.
                                111 COMMERCE ROAD
                        CARLSTADT, NEW JERSEY 07072-2586
                                 1-888-296-3797

         NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF MERCURY, THE BALLOTING AGENT, OR THE INFORMATION AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH.



                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


In re:                                      )
                                            )
MERCURY FINANCE COMPANY,                    )        Case No. 98 B 20763
a Delaware corporation,                     )        Honorable Erwin I. Katz
                                            )        Chapter 11
                           Debtor.          )

             BENEFICIAL HOLDER BALLOT FOR ACCEPTING OR REJECTING THE
          SECOND AMENDED PLAN OF REORGANIZATION DATED DECEMBER 29, 1998
                           OF MERCURY FINANCE COMPANY

        CLASS 7A -EQUITY INTERESTS IN MERCURY FINANCE COMPANY ("MERCURY")
                                       AND
      CLASS 7B -SECURITIES FRAUD CLAIMS AND DIVIDEND CLAIMS AGAINST MERCURY

                              CUSIP NO. 589 395 102

             PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                     CAREFULLY BEFORE COMPLETING THE BALLOT.

              PLEASE CHECK THE APPROPRIATE BOXES BELOW TO INDICATE
                    YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

--------------------------------------------------------------------------------

THIS BALLOT IS ACCOMPANIED BY A RETURN ENVELOPE THAT IS ADDRESSED TO LOGAN & COMPANY, INC. (THE "BALLOTING AGENT"), THIS BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT BY 5:00 P.M., EASTERN STANDARD TIME, FEBRUARY 12, 1999 ("THE VOTING DEADLINE"), OR YOUR VOTE TO ACCEPT OR REJECT THE PLAN WILL NOT BE COUNTED.
--------------------------------------------------------------------------------

         The Bankruptcy Court has approved the second amended disclosure statement (the "Disclosure Statement") with respect to Mercury's Second Amended Plan of Reorganization dated December 29, 1998 (the "Plan"). The Disclosure Statement provides information to assist you in deciding how to vote your Ballot. If you do not have a Disclosure Statement you may obtain a copy from the Information Agent. Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

         YOU SHOULD REVIEW THE DISCLOSURE STATEMENT AND THE PLAN BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND YOUR CLASSIFICATION AND TREATMENT UNDER THE PLAN. IF YOU WERE A SHAREHOLDER OF MERCURY ON JANUARY 28, 1997, FEBRUARY 17, 1997 AND/OR DECEMBER 28, 1998, YOU ARE ENTITLED TO VOTE TO ACCEPT OR REJECT MERCURY'S PLAN. HOLDERS OF MERCURY'S COMMON STOCK AS OF DECEMBER 28, 1998 HOLD EQUITY INTERESTS IN MERCURY AND ARE TREATED IN CLASS 7A UNDER THE PLAN. HOLDERS OF MERCURY'S COMMON STOCK ON JANUARY 28, 1997 MAY HOLD SECURITIES FRAUD CLAIMS AGAINST MERCURY AND HOLDERS OF MERCURY'S STOCK ON FEBRUARY 17, 1997 HOLD DIVIDEND CLAIMS AGAINST MERCURY. SECURITIES FRAUD CLAIMS AND DIVIDEND CLAIMS (COLLECTIVELY, "CLASS 7B CLAIMS") ARE TREATED IN CLASS 7B UNDER THE PLAN. PLEASE REFER TO THE DISCLOSURE STATEMENT AND PLAN FOR A DISCUSSION OF TREATMENT OF CLASS 7A EQUITY INTERESTS AND CLASS 7B CLAIMS UNDER THE PLAN.

         IF YOUR BALLOT IS NOT RECEIVED BY THE BALLOTING AGENT ON OR BEFORE FEBRUARY 12, 1999, AND SUCH DEADLINE IS NOT EXTENDED, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN. THEREFORE, IT IS IMPORTANT THAT YOU RETURN YOU BALLOT EARLY ENOUGH SO IT IS RECEIVED BY THE BALLOTING AGENT BEFORE THE DEADLINE FEBRUARY 12, 1999. IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE.

ITEM 1. AMOUNT OF CLAIM AND/OR EQUITY INTERESTS (ONLY FILL IN THE APPROPRIATE BLANKS)

          The undersigned was the beneficial owner of ________________ shares of Mercury's Common Stock on January 28, 1997

         The undersigned was the beneficial owner of ________________ shares of Mercury's Common Stock on February 17, 1997

         The undersigned was the beneficial owner of ________________ shares of Mercury's Common Stock on December 28, 1998


ITEM 2.  CLASS 7A  AND 7B VOTE

         The beneficial owner of the shares as of January 28, 1997 and February 17, 1997 votes (please check one):

         / /      To Accept the Plan        / /      To Reject the Plan

         The beneficial owner of the shares as of December 28, 1998, votes (please check one):

         / /      To Accept the Plan        / /      To Reject the Plan


ITEM 3.  CERTIFICATIONS.

         By signing this Ballot, the undersigned certifies:

                  (a) that no other Ballots cast with respect to the amount of the Class 7A Equity Interests and/or Class 7B Claims identified in Item 1 have been cast with respect to such Class 7A Equity Interests and/or Class 7B Claims or in such case earlier Ballots were filed, such earlier Ballots are hereby revoked;

                  (b) that a copy of the Disclosure Statement relating to the Plan along with a copy of the Plan has been provided to and reviewed by the undersigned; and

                  (c) that as the holder of the amount of Class 7A Equity Interests and/or Class 7B Claims set forth in Item 1, the undersigned has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that this solicitation is subject to all the terms and conditions set forth in the Disclosure Statement relating to the Plan.


ITEM 4.  YOU ARE URGED TO VOTE TO ACCEPT THE PLAN.


Dated_______________         Name of Voter:_____________________________________
                                                       (Print or Type)

                             Social Security or Tax I.D. No.:___________________

                             Signature:_________________________________________

                             By:________________________________________________
                                               (If Appropriate)
                             Title:_____________________________________________
                                               (If Appropriate)
                             Street Address:____________________________________

                             City, State and Zip Code:__________________________

                             Telephone No.:_____________________________________

                             Broker where shares are held:______________________


                               VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                        THE BALLOT AND RETURN IT PROMPTLY

                        YOUR BALLOT MUST BE RECEIVED BY:

               BALLOT TABULATION CENTER - MERCURY FINANCE COMPANY
                            C/O LOGAN & COMPANY, INC.
                              615 WASHINGTON STREET
                                HOBOKEN, NJ 07030

                    BY 5:00 P.M. EASTERN STANDARD TIME ON OR
           BEFORE FEBRUARY 12, 1999, OR YOUR VOTE WILL NOT BE COUNTED

1. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Second Amended Plan of Reorganization dated December 29, 1998 of Mercury Finance Company (the "Plan").

2. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class of Claims that vote on the Plan and by the holders of at least two-thirds in amount of the Equity Interests in each impaired Class of Equity Interests that vote on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes of Claims or Interests rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. As described in Article VIII.E of the Disclosure Statement, Mercury will seek confirmation of the Plan under section 1129(b) of the Bankruptcy Code (known as the cram-down section) because of the deemed non-acceptance of the holders of Interests in Class 8. Mercury also reserves the right to proceed under section 1129(b), if any other impaired Class of Claims or Equity Interests does not accept the Plan. To have your vote count you must complete and return this Ballot. Please review the Disclosure Statement for more information.

3. To ensure that your vote is counted, you must (i) complete the Ballot, (ii) indicate your decision either to accept or reject the Plan in the boxes provided in Item 2 of the Ballot, (iii) sign and return the Ballot to the address set forth on the enclosed prepaid envelope. Your Ballot must be received by Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030 (the "Balloting Agent") by 5:00 p.m. Eastern Standard Time on or before February 12, 1999 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

4. If multiple Ballots are received from an individual holder of Class 7A Equity Interests and/or Class 7B Claims with respect to the same Class 7A Equity Interest and/or Class 7B Claim prior to the Voting Deadline, the last Ballot timely received will supersede and revoke any earlier received Ballot.

5. The Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan. Accordingly, at this time, you should not surrender certificates or instruments representing or evidencing your Class 7A Equity Interests and/or Class 7B Claims and neither the Debtor nor the Balloting Agent will accept delivery of such certificates or instruments surrendered together with a Ballot. The remittance of your certificates or other evidence of your equity interests and/or claims for exchange pursuant to the Plan may only be made by you, and will only be accepted if certificates or instruments representing your Class 7A Equity Interests and/or Class 7B Claims in proper form for transfer) are delivered in accordance with the instructions you will receive following confirmation of the Plan by the Bankruptcy Court.

6. This Ballot does not constitute, and shall not be deemed to be, a proof of claim or interest or an assertion or admission of a claim or interest.

7. Please be sure to sign and date your Ballot. If you are completing the Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label or if no such mailing label is attached to the Ballot.

8. If you hold Claims or Equity Interests in more than one class under the Plan, you may receive more than one Ballot coded for each different class. Each Ballot votes only your Claims or Equity Interests indicated on that Ballot. Please complete and return each Ballot you received.

9. The Ballot must be returned in sufficient time to allow it to be RECEIVED by the Balloting Agent by no later than 5:00 p.m. Eastern Standard Time, on or before the Voting Deadline. If you believe you have received the wrong Ballot, please contact the Information Agent Immediately.

                        PLEASE MAIL YOUR BALLOT PROMPTLY

                       IF YOU HAVE ANY QUESTIONS REGARDING
                            THIS BALLOT OR THE VOTING
                           PROCEDURES, PLEASE CALL THE
                              INFORMATION AGENT AT:

                     CORPORATE INVESTOR COMMUNICATIONS, INC.
                                111 COMMERCE ROAD
                        CARLSTADT, NEW JERSEY 07072-2586
                                 1-888-296-3797



                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


In re:                              )
                                    )
MERCURY FINANCE COMPANY,            )        Case No. 98 B 20763
a Delaware corporation.             )        Honorable Erwin I. Katz
                                    )        Chapter 11
                  Debtor.           )
                                    )


               RECORD HOLDER BALLOT FOR ACCEPTING OR REJECTING THE
          SECOND AMENDED PLAN OF REORGANIZATION DATED DECEMBER 29, 1998
                           OF MERCURY FINANCE COMPANY

         CLASS 7B - SECURITIES FRAUD CLAIMS AND DIVIDEND CLAIMS AGAINST
                      MERCURY FINANCE COMPANY ("MERCURY")

             PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                     CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                    YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

--------------------------------------------------------------------------------

THIS BALLOT IS ACCOMPANIED BY A RETURN ENVELOPE THAT IS ADDRESSED TO LOGAN & COMPANY, INC. (THE "BALLOTING AGENT"), THIS BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT BY 5:00 P.M., EASTERN TIME, FEBRUARY 12, 1999 ("THE VOTING DEADLINE") OR YOUR VOTE TO ACCEPT OR REJECT THE PLAN WILL NOT BE COUNTED.
--------------------------------------------------------------------------------

         The Bankruptcy Court has approved the second amended disclosure statement (the "Disclosure Statement") with respect to Mercury's Second Amended Plan of Reorganization dated December 29, 1998 (the "Plan"). The Disclosure Statement provides information to assist you in deciding how to vote your Ballot. If you do not have a Disclosure Statement you may obtain a copy from the INFORMATION AGENT. Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

         YOU SHOULD REVIEW THE DISCLOSURE STATEMENT AND THE PLAN BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND YOUR CLASSIFICATION AND TREATMENT UNDER THE PLAN. . ACCORDING TO MERCURY'S RECORDS, YOU WERE A SHAREHOLDER OF MERCURY ON JANUARY 28, 1997 AND/OR FEBRUARY 17, 1997 AND, THEREFORE, ARE ENTITLED TO VOTE ON THE PLAN. HOLDERS OF MERCURY'S COMMON STOCK AS OF JANUARY 28, 1997 MAY HOLD SECURITIES FRAUD CLAIMS AND HOLDERS OF MERCURY'S COMMON STOCK AS OF FEBRUARY 17, 1997 HOLD DIVIDEND CLAIMS (COLLECTIVELY, "CLASS 7B CLAIMS"). YOUR CLAIMS HAVE BEEN PLACED IN CLASS 7B UNDER THE PLAN. IF YOU ARE ALSO A SHAREHOLDER OF RECORD AS OF DECEMBER 28, 1998, YOU ARE ALSO ENTITLED TO VOTE ON THE PLAN AS A HOLDER OF A CLASS 7A EQUITY INTEREST, AND CONSEQUENTLY WOULD RECEIVE A SEPARATE BALLOT FOR VOTING SUCH EQUITY INTEREST. IF YOU RECEIVE TWO BALLOTS, YOU SHOULD COMPLETE AND RETURN BOTH BALLOTS TO THE BALLOTING AGENT BY THE VOTING DEADLINE.

         IF YOUR BALLOT IS NOT RECEIVED BY THE BALLOTING AGENT ON OR BEFORE FEBRUARY 12, 1999, AND SUCH DEADLINE IS NOT EXTENDED, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN. IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE.


ITEM 1.  AMOUNT AND TYPE OF CLAIMS (FILL IN THE APPLICABLE BLANKS)

         The undersigned was the owner of ______ shares of Common Stock of Mercury on January 28, 1997 and/or the owner of __________ shares of Common Stock of Mercury on February 17, 1997.


ITEM 2.  CLASS 7B VOTE

         The owner of the Class 7B Claims set forth in Item 1, votes (please check one):

         / /      To Accept the Plan        / /      To Reject the Plan


ITEM 3.  CERTIFICATIONS.

         By signing this Ballot, the undersigned certifies:

                  (a) that no other Ballots cast with respect to the amount of the Class 7B Claims identified in Item 1 have been cast with respect to such Class 7B Claims, or in such case earlier Ballots were filed, such earlier Ballots are hereby revoked;

                  (b) that a copy of the Disclosure Statement relating to the Plan and the Plan has been provided to and reviewed by the undersigned; and

                  (c) that as the holder of the amount of Class 7B Claims set forth in Item 1, the undersigned has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that this solicitation is subject to all the terms and conditions set forth in the Disclosure Statement relating to the Plan.


ITEM 4.  YOU ARE URGED TO VOTE TO ACCEPT THE PLAN.


Dated__________________         Name of Voter:__________________________________
                                                          (Print or Type)

                                Social Security or Tax I.D. No.:________________

                                Signature:______________________________________

                                By:_____________________________________________
                                                  (If Appropriate)
                                Title:__________________________________________
                                                  (If Appropriate)
                                Street Address:_________________________________

                                City, State and Zip Code:_______________________

                                Telephone No.:__________________________________


                               VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                        THE BALLOT AND RETURN IT PROMPTLY

                        YOUR BALLOT MUST BE RECEIVED BY:

               BALLOT TABULATION CENTER - MERCURY FINANCE COMPANY
                            C/O LOGAN & COMPANY, INC.
                              615 WASHINGTON STREET
                                HOBOKEN, NJ 07030

                    BY 5:00 P.M. EASTERN STANDARD TIME ON OR
           BEFORE FEBRUARY 12, 1999, OR YOUR VOTE WILL NOT BE COUNTED

1. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Second Amended Plan of Reorganization dated December 29, 1998 of Mercury Finance Company (the "Plan").

2. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class of Claims that vote on the Plan and by the holders of at least two-thirds in amount of the Equity Interests in the impaired Class of Equity Interests that vote on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes of Claims or Equity Interests rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. As described in Article VIII.E of the Disclosure Statement, Mercury will seek confirmation of the Plan under section 1129(b) of the Bankruptcy Code (known as the cram-down section) because of the deemed non-acceptance of the holders of Stock Options in Class 8. Mercury also reserves the right to proceed under section 1129(b), if any other impaired Class of Claims or Equity Interests does not accept the Plan. To have your vote count you must complete and return this Ballot. Please review the Disclosure Statement for more information.

3. To ensure that your vote is counted, you must (i) complete the Ballot, (ii) indicate your decision either to accept or reject the Plan in the boxes provided in Item 2 of the Ballot, (iii) sign and return the Ballot to the address set forth on the enclosed prepaid envelope. Your Ballot must be received by Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030 (the "BALLOTING AGENT") by 5:00 p.m. EST on or before February 12, 1999 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

4. If multiple Ballots are received from an individual holder of Class 7B Claims with respect to the same Class 7B Claims prior to the Voting Deadline, the last Ballot timely received will supersede and revoke any earlier received Ballot.

5. The Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan. Accordingly, at this time, holders should not surrender certificates or instruments presenting or evidencing their Class 7B Claims, and neither the Debtor nor the BALLOTING AGENT will accept delivery of such certificates or instruments surrendered together with a Ballot. You will be notified following confirmation of the Plan as to the information which will be necessary to receive distributions, if any, under the Plan.

6. This Ballot does not constitute, and shall not be deemed to be, a proof of claim or equity interest or an assertion or admission of a claim or equity interest.

7. Please be sure to sign and date your Ballot. If you are completing the Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label or if no such mailing label is attached to the Ballot.

8. If you hold Claims or Equity Interests in more than one class under the Plan, you may receive more than one Ballot coded for each different class. Each Ballot votes only your claims or Equity Interests indicated on that Ballot. Please complete and return each Ballot you received.

9. The Ballot must be returned in sufficient time to allow it to be RECEIVED by the BALLOTING AGENT by no later than 5:00 p.m. (EST), on or before the Voting Deadline. If you believe you have received the wrong Ballot, please contact the INFORMATION AGENT.

                        PLEASE MAIL YOUR BALLOT PROMPTLY

                       IF YOU HAVE ANY QUESTIONS REGARDING
                            THIS BALLOT OR THE VOTING
                           PROCEDURES, PLEASE CALL THE
                              INFORMATION AGENT AT:

                     CORPORATE INVESTOR COMMUNICATIONS, INC.
                                111 COMMERCE ROAD
                        CARLSTADT, NEW JERSEY 07072-2586
                                 1-888-296-3797